UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013 (November 27, 2013)

MISTER GOODY, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54517	27-5414480
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14762 Wildflower Lane Boynton Beach, Florida		33446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-396-0554

Not Applicable

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement

On November 29, 2012, the registrant entered into a Consulting Agreement with First Market, LLC (the “Agreement”), whereby First Market was retained to provide management consulting, business advisory, strategic planning and public relations services. On November 27, 2013, the Agreement was amended and modified pursuant to an Addendum to Consulting Agreement. Also, as part of the Addendum to Consulting Agreement, the parties entered into a Mutual General Release and Exchange Agreement.

The Addendum to Consulting Agreement is attached as Exhibit 10.1, the Mutual General Release is attached as Exhibit 10.2 and the Exchange Agreement is attached as Exhibit 10.3. Each is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

10.1

Addendum to Consulting Agreement

10.2

Mutual General Release

10.3

Exchange Agreement

10.4

First Market, L.L.C. Agreement dated November 29, 2012 (incorporated by reference to the registrant’s Form 8-K filed on December 3, 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2013

MISTER GOODY, INC.

By:	/s/ Joel Arberman
Joel Arberman
Chief Executive Officer